ADVANCED SERIES TRUST

AST PIMCO Limited Maturity Bond Portfolio

AST Mid-Cap Value Portfolio

AST Small-Cap Value Portfolio

Supplement dated July 1, 2015 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust, and the series thereof, the Portfolios) and should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the SAI.

A.	AST PIMCO Limited Maturity Bond Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees (the Board) of the Trust has approved replacing Pacific Investment Management Company LLC (PIMCO) as the sole subadviser for the AST PIMCO Limited Maturity Bond Portfolio (the Bond Portfolio) with BlackRock Financial Management, Inc. (BlackRock). The Bond Portfolio’s investment objective, investment strategy and name will also change. These changes are expected to become effective on or about July 13, 2015.

To reflect these changes, effective on or about July 13, 2015, the SAI is revised as follows:

         I.            All references in the SAI to AST PIMCO Limited Maturity Bond Portfolio are hereby changed to AST BlackRock Low Duration Bond Portfolio.

       II.            The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to PIMCO with respect to the Bond Portfolio and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST BlackRock Low Duration Bond Portfolio	BlackRock Financial Management, Inc.	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets over $250 million

III. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to PIMCO with respect to the Bond Portfolio and substituting the following information set forth below:

AST BlackRock Low Duration Bond Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
BlackRock Financial Management, Inc.	Thomas Musmanno, CFA	12/$4.9 billion	14/$4.7 billion	168/$48.50 billion	None
	Scott MacLellan, CFA	11/$4.4 billion	14/$4.7 billion	174/$54.3 billion	None

* As of May 31, 2015

B.	AST Mid-Cap Value Portfolio: Subadviser Termination

The Board recently approved the termination of the current subadvisory agreement with EARNEST Partners LLC (EARNEST) for the AST Mid-Cap Value Portfolio (the Mid-Cap Value Portfolio). WEDGE Capital Management, LLP (WEDGE) is the other current subadviser to the Mid-Cap Value Portfolio. As a result of this termination, WEDGE will become the sole subadviser for the Mid-Cap Value Portfolio. This change is expected to become effective on or about July 15, 2015.

Effective on or about July 15, 2015, all references in the SAI related to EARNEST with respect to the Mid-Cap Value Portfolio are hereby deleted.

C.	AST Small-Cap Value Portfolio: Subadviser Termination

The Board recently approved the termination of the current subadvisory agreement with ClearBridge Investments, LLC (ClearBridge) for the AST Small-Cap Value Portfolio (the Small-Cap Value Portfolio). LMCG Investments, LLC (LMCG) and J.P. Morgan Investment Management, Inc. (J.P. Morgan) are the other current subadvisers to the Small-Cap Value Portfolio. As a result of this termination, LMCG and J.P. Morgan will continue as the subadvisers for the Small-Cap Value Portfolio. This change is expected to become effective on or about July 13, 2015.

Effective on or about July 13, 2015, all references in the SAI related to ClearBridge with respect to the AST Small-Cap Value Portfolio are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP1